A-1 #102650964v2 MOBILITY GLOBAL INC. LEGACY 401(k) SAVINGS AND PROFIT SHARING PLAN SUPPLEMENT (Effective as of July 1, 2026, unless otherwise provided) Article I PURPOSE Section 1.01 The Company hereby adopts the Mobility Global Inc. Legacy 401(k) Savings and Profit Sharing Plan Supplement (as amended from time to time, the “Plan”). In connection with the spinoff of the Company from S&P Global Inc., a corporation organized under the laws of the State of New York (“SPGI”), as a result of which the Company is no longer a member of SPGI’s controlled group or otherwise affiliated with SPGI (the “Spinoff”): (a) The Plan is being adopted as a continuation of the S&P Global Inc. 401(k) Savings and Profit Sharing Plan Supplement (the “SPGI Plan”) with respect to the Pre-Spinoff Participants (as defined below); and (b) None of the Pre-Spinoff Participants will be treated as having incurred a “separation from service” for purposes of Section 409A of the Code under the SPGI Plan in connection with the Spinoff and any such “separation from service” with respect to the Pre- Spinoff Participants will be governed by the terms of the Plan and applicable laws, including Section 409A of the Code. Section 1.02 The Plan is maintained for the benefit of eligible employees of the Employer and this plan document applies to the amounts deferred with respect to the Pre-Spinoff Participants (i) under the SPGI Plan prior to the Spinoff, which amounts, for the avoidance of doubt, will be treated as deferrals under the Plan, or (ii) under the Plan pursuant to deferral elections entered into under the SPGI Plan prior to the Spinoff. Section 1.03 Except as may in the future be determined by the Committee (as defined below), (i) no Participants other than Pre-Spinoff Participants are eligible to participate in the Plan, and (ii) following the expiration of the deferral periods to which Carryover Elections (as defined below) relate, no additional deferrals shall be made under the Plan. Article II DEFINITIONS The following words and phrases as used herein shall have the following meanings: Section 2.01 “Account” means the Matching Contribution Account, Profit Sharing Contribution Account, or the Participant Deferral Account established for each Participant under the Plan. Section 2.02 “Appeal Reviewer” has the meaning set forth in the Company 401(k) Plan. The Appeal Reviewer (or its delegate in accordance with Section 3.01) has the authority and discretion to decide any appeals of a claim denial pursuant to Article VI.

A-2 #102650964v2 Section 2.03 “Beneficiary” has the meaning set forth in Section 5.03(a) of the Plan. Section 2.04 “Benefit” means the benefit payable to a Participant or his Beneficiary under Article V of the Plan. Section 2.05 “Board” means the Board of Directors of the Company. Section 2.06 “Change in Control” means the first to occur of any of the following events: (a) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of Common Stock (the “Outstanding Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Voting Securities”); excluding, however, the following: A) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company; (B) any acquisition by the Company; (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; or (D) any acquisition pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c) of this Section 2.05; or (b) A change in the composition of the Board such that the Directors who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this Section 2.05, that any individual who becomes a Director subsequent to the Effective Date, whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of those Directors who were members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such Director were a member of the Incumbent Board; but, provided, further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (“Corporate Transaction”); excluding, however, such a Corporate Transaction pursuant to which (i) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Corporate Transaction will beneficially own, directly or indirectly, more than 50% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Corporate Transaction (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of

A-3 #102650964v2 the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (other than the Company, any employee benefit plan (or related trust) of the Company or such corporation resulting from such Corporate Transaction) will beneficially own, directly or indirectly, 20% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed prior to the Corporate Transaction, and (iii) individuals who were members of the Incumbent Board will constitute at least a majority of the members of the board of directors of the corporation resulting from such Corporate Transaction; or (d) The approval by the shareholders of the Company of a complete liquidation or dissolution of the Company. Section 2.07 “Claimant” has the meaning set forth in Section 6.01 of the Plan. Section 2.08 “Code” means the Internal Revenue Code of 1986, as amended from time to time, and the applicable rules and regulations promulgated thereunder. Section 2.09 “Committee” means the Nominating and Compensation Committee of the Board. Section 2.10 “Common Stock” means the common stock, $0.01 par value per share, of the Company. Section 2.11 “Company” means Mobility Global Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation. Section 2.12 “Company 401(k) Plan” means the Mobility Global Inc. 401(k) Plan. Section 2.13 ”Director” means an individual who is a member of the Board. Section 2.14 “Earnings” means, for any Participant, salary, regular pay, overtime pay, commissions, shift differentials, short-term incentive compensation (“STIC”) and premiums paid in cash, and any reductions in cash earnings not includible in a Participant’s gross income by reason of Section 125, Section 129, or Section 132(f)(4) of the Code, and Tax Deferred Contributions under the Company 401(k) Plan and such contributions under any other qualified cash or deferred arrangement, within the meaning of Section 401(k)(2) of the Code, of the Employer, that are paid to the Participant by the Employer, plus, in the case of a Participant who regularly receives talent fees, commissions, and/or other incentive compensation paid on a formula basis, such compensation received in the regular course of such Participant’s employment with the Employer. Earnings will not include bonuses (other than STIC), holiday gifts and any executive incentive compensation other than short-term incentive compensation received as cash and not deferred. Earnings will not include any payments under a Severance Plan or any other separation pay plan or amounts paid following the end of the month following the month in which a Participant terminates employment with the Employee’s Employer.

A-4 #102650964v2 Section 2.15 “Effective Date” has the meaning set forth in Section 8.08 of the Plan. Section 2.16 “Employer” means the Company and its subsidiaries. Section 2.17 “Employment Termination Date” means the date of a Participant’s “separation from service” from the Company, as defined in Section 409A(a)(2)(A)(i) of the Code. Section 2.18 “ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the applicable rules and regulations promulgated thereunder. Section 2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the applicable rules and regulations promulgated thereunder. Section 2.20 “Extension Notice” has the meaning set forth in Section 6.01 of the Plan. Section 2.21 “Non-Elective Employer Contribution” means a contribution to the Plan that is credited to the Non-Elective Employer Contribution Account of a Participant. Section 2.22 “Non-Elective Employer Contribution Account” means the account established for each Participant under the Plan to hold Non-Elective Employer Contributions. Section 2.23 “Participant” means each employee who participates in the Plan, as provided in Article IV of the Plan. Section 2.24 “Participant Deferral Account” means the participant deferral account established under the Plan. Section 2.25 “Plan” means the Mobility Global Inc. Legacy 401(k) Savings and Profit Sharing Plan Supplement, as amended from time to time. Section 2.26 “Plan Administrator” has the meaning set forth in the Company 401(k) Plan. Section 2.27 “Pre-Spinoff Participant” means an individual who (i) was an employee of the Employer as of immediately prior to the Effective Date and (ii) was a participant in the SPGI Plan as of immediately prior to the Effective Date. Section 2.28 “Profit Sharing Contribution Account” means the profit sharing contribution account established for each Participant under the Plan. Section 2.29 “Severance Plan” means any formal severance plan offered by an Employer to a Participant.

A-5 #102650964v2 Section 2.30 “Stable Value Fund” means the stable value fund (also referred to as the Stable Assets Fund) offered as an investment alternative under the Company 401(k) Plan, or if no such fund is offered, [a money market fund].1 Article III ADMINISTRATION Section 3.01 Administration. The Plan shall be administered by the Plan Administrator, who shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as the Plan Administrator may deem necessary or desirable. Subject to Article VI of the Plan, decisions of the Plan Administrator shall be reviewable by the Appeal Reviewer and the Committee. Subject to Article VI of the Plan, the Appeal Reviewer and the Committee shall also have the full authority to make, amend, interpret, and enforce all appropriate rules and regulations for the administration of the Plan and decide or resolve any and all questions, including interpretations of the Plan, as may arise in connection with the Plan. Notwithstanding anything herein to the contrary, the Plan Administrator, the Appeal Reviewer and the Committee shall each have the power to designate one or more persons as he or she or it may deem necessary or desirable in connection with the Plan, who need not be members of the Committee or employees of the Company, to serve or perform some or all of the functions of the Plan Administrator, the Appeal Reviewer and the Committee, respectively, on his or her behalf. Such person(s) shall have the same rights and authority as the Plan Administrator, Appeal Reviewer and the Committee who appointed him or her would have had if acting directly. Section 3.02 Binding Effect of Decisions. Subject to Article VI of the Plan, the decision or action of the Plan Administrator, Appeal Reviewer, or Committee in respect to any question arising out of or in connection with the administration, interpretation and application of the Plan and the rules and regulations promulgated hereunder shall be final, conclusive and binding upon all persons having any interest in the Plan. Section 3.03 Indemnification. To the fullest extent permitted by law, the Plan Administrator, Appeal Reviewer, Committee and the Board (and each member thereof), and any employee of the Employer to whom fiduciary responsibilities have been delegated shall be indemnified by the Company against any claims, and the expenses of defending against such claims, resulting from any action or conduct relating to the administration of the Plan, except claims arising from gross negligence, willful neglect or willful misconduct. Article IV PARTICIPATION Participants shall be limited to Pre-Spinoff Participants. 1 Note to Mobility: Please advise whether the Mobility 401(k) plan has a stable value fund.

A-6 #102650964v2 Article V BENEFITS Section 5.01 SPGI Plan Credits; Stable Value Fund Credits. (a) All amounts credited to a Participant’s Accounts (as defined in the SPGI Plan) prior to the Effective Date shall, as of the Effective Date, carry over to Participant’s corresponding Accounts (as defined in the Plan) and shall continue to vest in accordance with the terms of the SPGI Plan applicable to such amounts as in effect as of immediately prior to the Effective Date, based on the Participant's continued service with the Employer. (b) With respect to Matching Contribution Accounts only, an additional amount shall be credited as of December 31 of each year following the Effective Date equal the sum of (i) and (ii), where (i) is the product of (A) the balance of the Matching Contribution Account as of January l of such year, and (B) the annual rate of return of the Stable Value Fund for the year; and (ii) is the amount of interest that would have been credited if 1/12 of the annual credit for the year under the Matching Contribution Account had instead been credited at the end of each calendar month in the year and each monthly credit earned interest for the remainder of the year at an annual effective rate of return equal to the Stable Value Fund rate for the year. (c) With respect to Profit Sharing Contribution Accounts and Non-Elective Employer Contribution Accounts, an additional amount shall be credited as of December 31 of each year following the Effective Date equal to the product of (i) the balance of the Profit Sharing Contribution Account as of January l of such year and (ii) the annual rate of return of the Stable Value Fund for such year. No additional amount shall be credited to the Participant’s Profit Sharing Contribution Account for any period after December 31 of the year in which the Participant’s Employment Termination Date occurs or in which the Participant ceases to have any salary continuation installment due under a Severance Plan, if later. Section 5.02 Employer Credits On or After the Effective Date. Except as provided in Section 5.01, any amounts credited by the Employer to a Participant’s Accounts on or after the Effective Date shall be credited pursuant to procedures adopted by the Plan Administrator in its sole discretion and shall equal an amount determined by the Plan Administrator in its sole discretion.2 Section 5.03 Payment of Benefit. (a) The Benefit provided under the Plan shall consist of the balance of the Participant’s Accounts as of each applicable payment date under this Section 5.03. Subject to Section 5.04 and Section 5.03(b), and except as would violate the requirements of Sections 409A(a)(2), (a)(3) and (a)(4) of the Code, a Participant may elect to receive a distribution of his or her Benefit in the form of a lump sum payable on July 1 of the calendar year following the Participant’s Employment Termination Date, or in annual installments over a period of whole years up to 10 years payable on July 1 of each year with the initial installment payment being paid on July 1 of the year following the Participant’s Employment Termination Date (the “Distribution Election”). Each installment will be determined by dividing the Participant’s Benefit as of the end 2 Note to Mobility: Please advise whether there will be any employer contributions post-spin.

A-7 #102650964v2 of the month immediately preceding the month of the distribution by the number of remaining installments. (i) The Benefit provided under this Article shall be paid in accordance with a Participant’s Distribution Election to the Participant’s Beneficiary in the event of the death of the Participant. Any person (including a living individual, a trust on behalf of a living individual, and a corporate entity such as a charity) is eligible to be designated as the Participant’s Beneficiary. The designation of one or more Beneficiaries must be made in a manner approved by the Plan Administrator and will be effective after it is received and approved by the Plan Administrator. In the event that more than one Beneficiary survives the Participant, the Benefit shall be divided equally among the Beneficiaries unless the beneficiary designation executed by the Participant provides otherwise; provided, however, that no Beneficiary shall receive a fractional percentage of the Benefit. Accordingly, if the number of surviving Beneficiaries would require the division of the Benefit into fractional percentages, then the Benefit shall be divided into substantially equal whole percentages and to the extent that some, but not all, of the Beneficiaries will receive a larger percentage of the Benefit than the other Beneficiaries, such larger percentage or percentages shall be allocated to the Beneficiaries, beginning with the oldest Beneficiary by birth date, in descending order of the Beneficiaries’ ages. (ii) A Participant may revoke the designation of any Beneficiary at any time prior to the Participant’s Benefit payment date. A Participant may modify the designation of any Beneficiary at any time. The revocation or modification of the designation of a Beneficiary must be made on a form approved by the Plan Administrator and will be effective after it is received and approved by the Plan Administrator. The number of revocations will not be limited. (iii) If the Participant does not designate a beneficiary under the Plan (or all of the Beneficiaries made in accordance with Section 5.03(a)(i) of this Plan die before the Participant), in the event of the death of the Participant (whether prior to or after commencement of benefits under the Company 401(k) Plan), the Benefit provided under this Article shall be paid in accordance with a Participant’s Distribution Election to the Participant’s Beneficiary (or Beneficiaries) within the meaning of the Company 401(k) Plan, if such Beneficiary (or Beneficiaries) is entitled to benefits under the provisions of the Company 401(k) Plan. (iv) Notwithstanding any provision of this Plan to the contrary, a Beneficiary may waive his/her right to receive benefits under the Plan upon the death of a Participant; provided, however, that such waiver must be given in a writing witnessed by a notary public and in a form provided or required by the Plan. Any such waiver must be filed with the Plan at least 30 days prior to the earlier of (a) the date such Beneficiary is scheduled to commence receiving benefit payments, or (b) the death or incapacity of such Beneficiary. Once such a waiver has been received by the Plan, it may not be revoked. In the event a Beneficiary has filed a waiver with the Plan as set forth above, then the benefit to which such Beneficiary would have been entitled to receive shall be payable to the contingent beneficiary designated by the Participant in writing and filed with the Plan prior to the Participant’s death or, if none, in accordance with the provisions of this

A-8 #102650964v2 Section 5.03(a), governing the disposition of benefits upon the death of a Participant who does not leave a surviving Beneficiary. (b) Special distribution provisions: (i) In the event that a Participant fails to make a Distribution Election in accordance with the procedures established by the Plan Administrator specifying the form in which such Benefit will be paid, the Participant will receive a lump sum distribution payable as set forth in Section 5.03(a). (ii) If a Participant makes a Distribution Election for an applicable year or has a Distribution Election carried over from a prior year, the Distribution Election will remain in effect for all subsequent years for which the Participant fails to make a new Distribution Election. The election carryover will apply to all subsequent years until the Participant actually makes a new Distribution Election for a year. Notwithstanding the foregoing, with respect to credits to Participant’s Matching Contribution Account, Profit Sharing Contribution Account, Non-Elective Employer Contribution Account, and deferral elections on Earnings for amounts expected to be otherwise on or after January 1, 2027, a Distribution Election shall not be carried over from a prior year, and the Participant must make a Distribution Election in accordance with Section 5.03(a)(i). Section 5.04 Payment of Benefits in Event of Change in Control. In lieu of the Benefits payable under Section 5.03 of the Plan, in the event of a Change in Control that is also a “change in control event” within the meaning of Section 409A(a)(2)(A)(v) of the Code, each Participant who has not received payment of the Participant’s Benefit shall receive a lump sum payment immediately upon such Change in Control equal to the Benefit to which that Participant is entitled under Section 5.03 of the Plan. Section 5.05 Deferrals; Credits to Participant Deferral Account. (a) The deferral elections made by Participants under the SPGI Plan that were in effect under the SPGI Plan as of immediately prior to the Effective Date shall, as of the Effective Date, carry over to the Plan (the “Carryover Elections”). (b) The Carryover Elections (i) shall be irrevocable and (ii) shall not be renewed. Following the expiration of deferral periods to which the Carryover Elections relate, no additional deferrals shall be made under the Plan. (c) Earnings deferred pursuant to this Section 5.05 shall be credited to the Participant’s Deferral Account commencing with the first payroll for which Earnings in excess of the limitation on Earnings under Section 401(a)(17) of the Code (or any successor provision) are paid. Section 5.06 Accelerated Payment. The Plan Administrator may elect, in its sole discretion and without the Participant’s consent (or the consent of the Participant’s Beneficiary, if applicable), to pay in a single lump sum the Participant’s vested Accounts under this Plan and any other plan or arrangement which is required to be aggregated with the Participant’s Accounts

A-9 #102650964v2 under Treasury Regulation Section 1.409A-1(c)(2) so long as (a) the Plan Administrator’s exercise of discretion to cash-out such amount is evidenced in writing no later than the date of such payment; (b) the payment results in the termination and liquidation of the Participant’s entire interest in the Plan and all plans or arrangements required to be aggregated therewith; and (c) the payment does not exceed the applicable dollar amount under Code Section 402(g). Notwithstanding the foregoing, if a Participant separates from service with the Company and is a Specified Employee on his or her date of separation from service, no accelerated payment shall be made under this subsection to such Participant during the period beginning on his or her date of separation from service and ending on the date that is six months after such date of separation from service, except as permitted under Treasury Regulation Section 1.409A-3(i)(2). Article VI CLAIMS PROCEDURE Section 6.01 Claims. In the event any person or his authorized representative (a “Claimant”) disputes the amount of, or his entitlement to, any benefits under the Plan or their method of payment, such Claimant shall file a claim in writing with, and on the form prescribed by, the Plan Administrator for the benefits to which he believes he is entitled, setting forth the reason for his claim. The Claimant shall have the opportunity to submit written comments, documents, records and other information relating to the claim and shall be provided, upon request and free of charge, reasonable access to and copies of all documents, records or other information relevant to the claim. The Plan Administrator shall consider the claim and within 90 days of receipt of such claim, unless special circumstances exist which require an extension of the time needed to process such claim, the Plan Administrator shall inform the Claimant of its decision with respect to the claim. In the event of special circumstances, the response period can be extended for an additional 90 days, as long as the Claimant receives written notice advising of the special circumstances and the date by which the Plan Administrator expects to make a determination (the “Extension Notice”) before the end of the initial 90-day response period indicating the reasons for the extension and the date by which a decision is expected to be made. If the Plan Administrator denies the claim, the Plan Administrator shall give to the Claimant (i) a written notice setting forth the specific reason or reasons for the denial of the claim, including references to the applicable provisions of the Plan, (ii) a description of any additional material or information necessary to perfect such claim along with an explanation of why such material or information is necessary, and (iii) appropriate information as to the Plan’s appeals procedures as set forth in Section 6.02 of the Plan. Section 6.02 Appeal of Denial. A Claimant whose claim is denied by the Plan Administrator and who wishes to appeal such denial must request a review of the Plan Administrator’s decision by filing a written request with the Appeal Reviewer for such review within 60 days after such claim is denied. Such written request for review shall contain all relevant comments, documents, records and additional information that the Claimant wishes the Appeal Reviewer to consider, without regard to whether such information was submitted or considered in the initial review of the claim by the Plan Administrator. In connection with that review, the Claimant may examine, and receive free of charge, copies of pertinent Plan documents and submit such written comments as may be appropriate. Written notice of the decision on review shall be furnished to the Claimant within 60 days after receipt by the Appeal Reviewer of a request for review. In the event of special circumstances which require an extension of the time

A-10 #102650964v2 needed for processing, the response period can be extended for an additional 60 days, as long as the Claimant receives an Extension Notice. If the Appeal Reviewer denies the claim on review, notice of the Appeal Reviewer’s decision shall include (i) the specific reasons for the adverse determination, (ii) references to applicable Plan provisions, (iii) a statement that the Claimant is entitled to receive, free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the claim and (iv) a statement of the Claimant’s right to bring an action under Section 502(a) of ERISA following an adverse benefit determination on a review and a description of the applicable limitations period under the Plan. The Claimant shall be notified no later than five days after a decision is made with respect to the appeal. Section 6.03 Statute of Limitations. No legal or equitable action, including, without limitation, a civil action under Section 502(a) of ERISA, for benefits under the Plan, to enforce the Claimant’s rights under the Plan, to clarify the Claimant’s right to future benefits under the Plan, or against the Plan Administrator or any other Plan fiduciary may be brought more than one year following the earliest of: (i) the date that such one-year limitations period would commence under applicable law, (ii) the date upon which the Claimant knew or should have known that the Claimant did not receive an amount due under the Plan, or (iii) the date on which the Claimant fully exhausted the Plan’s administrative remedies. If any such judicial proceeding is undertaken, the evidence presented shall be strictly limited to the evidence timely presented to the Plan Administrator. Notwithstanding anything in the Plan to the contrary, a Claimant must exhaust all administrative remedies available to such Claimant under the Plan before such Claimant may seek judicial review pursuant to Section 502(a) of ERISA. Article VII AMENDMENT AND TERMINATION OF PLAN Section 7.01 Amendment and Termination. The Board or the Committee or any delegate thereof may cause the Plan to be amended at any time and from time to time, prospectively or retroactively; provided, however, that no amendment to the Plan may be made by the Committee that materially increases benefits to Participants. In addition, the Board may terminate the Plan in its entirety at any time and, in connection with any such termination, may pay to each Participant or Beneficiary his Benefits under the Plan, subject to and in accordance with the requirements of Treasury Regulation Section 1.409A-3(j)(4)(ix) (or any successor provision thereto). Notwithstanding the foregoing provisions of this Section 7.01, subject to the provisions of Section 7.02 of the Plan, no amendment or termination shall reduce the Benefit or rights of any Participant except with the written consent of the Participant or other person then receiving such Benefit. Section 7.02 Section 409A. The Plan is intended to meet the requirements of Section 409A of the Code and shall be interpreted and construed consistent with such intent. If, in the good faith judgment of the Committee, any provision of the Plan could otherwise cause any person to be subject to the interest and penalties imposed under Section 409A of the Code, such provision shall be modified by the Committee in its sole discretion to maintain, to the maximum extent practicable, the original intent of the applicable provision without causing the interest and penalties under Section 409A of the Code to apply, and, notwithstanding any provision in the Plan to the contrary, the Committee shall have broad authority to amend or to modify the Plan, without advance notice to or consent by any person, to the extent necessary or desirable to ensure that no

A-11 #102650964v2 benefit under the Plan is subject to tax under Section 409A of the Code. Any determinations made by the Committee under this Section 7.02 shall be final, conclusive and binding on all persons. Article VIII MISCELLANEOUS Section 8.01 Unsecured General Creditor. The Plan is an unfunded deferred compensation plan for a select group of management or highly compensated employees within the meaning of ERISA, and shall be construed and administered accordingly. Participants and their Beneficiaries shall have no legal or equitable rights, interest or claims in any property or assets of the Employer. The assets of the Employer shall not be held under any trust for the benefit of Participants or their Beneficiaries or held in any way as collateral security for the fulfilling of the obligations of the Employer under the Plan. Any and all of the Employer’s assets shall be, and remain, the general, unpledged, unrestricted assets of the Employer. The Employer’s obligation under the Plan shall be merely that of an unfunded and unsecured promise of the Employer to pay money in the future. Section 8.02 Nonassignability. Each Participant’s rights under the Plan shall be nontransferable except by will or by the laws of descent and distribution and except insofar as applicable law may otherwise require. Subject to the foregoing, neither a Participant nor any other person shall have any right to commute, sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt the amounts, if any, payable hereunder, or any part thereof, which are, and all rights to which are, expressly declared to be nonassignable and non-transferable. No part of the amounts payable shall, prior to actual payment, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant or any other person, nor be transferable by operation of law in the event of a Participant’s or any other person’s bankruptcy or insolvency. Notwithstanding anything to the contrary in this Plan, to the extent permitted by 409A of the Code, a distribution shall be made from the Plan to an individual other than the Participant to the extent necessary to comply with a domestic relations order (as defined in Code Section 414(p)(1)(B)) as determined by the Plan Administrator in his sole discretion. Section 8.03 Conditions of Payment of Benefit. Notwithstanding any provision of the Plan to the contrary, the right of a Participant or his Beneficiary to receive the Benefit otherwise payable hereunder shall cease upon the discharge of the Participant from employment with the Employer for acts which constitute fraud, embezzlement, or dishonesty, and shall be determined by the Appeal Reviewer in his sole discretion. Section 8.04 Not a Contract of Employment. The terms and conditions of the Plan shall not be deemed to constitute a contract of employment with the Participant, and the Participant (or his Beneficiary) shall have no rights against the Employer except as specifically provided herein. Moreover, nothing in the Plan shall be deemed to give a Participant the right to be retained in the service of the Employer or to interfere with the rights of the Employer to discipline or discharge him at any time. Section 8.05 Binding Effect. The Plan shall be binding upon and shall inure to the benefit of the Participant or his Beneficiary, his heirs and legal representatives, and the Employer.

A-12 #102650964v2 Section 8.06 Withholding. To the extent required by the law in effect at the time payments are made, the Employer shall withhold from payments made hereunder any taxes or other amounts required to be withheld for any federal, state or local government and other authorized deductions. Section 8.07 Severability. In the event that any provision or portion of the Plan shall be determined to be invalid or unenforceable for any reason, the remaining provisions and portions of the Plan shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law. Section 8.08 Effective Date. The Plan is effective as of July 1, 2026 (the “Effective Date”), unless otherwise provided. Section 8.09 Governing Law. The Plan shall be construed under the laws of the State of Delaware, to the extent not preempted by federal law. Section 8.10 Headings. The section headings used in this document are for ease of reference only and shall not be controlling with respect to the application and interpretation of the Plan. Section 8.11 Rules of Construction. Any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply. All references to sections are, unless otherwise indicated, sections of the Plan.